UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 9, 2006  (May 8, 2006)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 8, 2006, Bob Evans Farms, Inc. issued a news release announcing a quarterly dividend for the fourth fiscal quarter ended April 28, 2006 and share repurchase authorization. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired – Not Applicable
     (b) Pro Form Financial Information – Not applicable
     (c) Exhibits:
The following exhibit is included pursuant to Item 7.01. Regulation FD Disclosure of Form 8-K:
99	News Release issued by Bob Evans Farms, Inc. on May 8, 2006, announcing a quarterly dividend for the fourth fiscal quarter ended April 28, 2006 and share repurchase authorization.
[Remainder of page intentionally left blank; signature on following page.]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Dated: May 9, 2006	By:	/s/ Donald J. Radkoski

Donald J. Radkoski Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated May 9, 2006

Exhibit No.	Description
99	News Release issued by Bob Evans Farms, Inc. on May 8, 2006, announcing a quarterly dividend for the fourth fiscal quarter ended April 28, 2006 and share repurchase authorization.